Exhibit 10.33.1.1
Execution Version
AMENDMENT NO. 1
TO THE
AGREEMENT AND PLAN OF MERGER
BY AND AMONG
MS RESORT HOLDINGS LLC,
MS RESORT ACQUISITION LLC,
MS RESORT PURCHASER LLC,
ASHFORD SAPPHIRE ACQUISITION LLC
AND
CNL HOTELS & RESORTS, INC.
DATED AS OF FEBRUARY 21, 2007

          THIS AMENDMENT NO. 1 TO THE AGREEMENT AND PLAN OF MERGER, dated as of February 21, 2007 (this “Amendment”), is entered into by and among MS Resort Holdings LLC, a Delaware limited liability company (“Parent”), MS Resort Acquisition LLC, a Delaware limited liability company and a wholly-owned subsidiary of Parent (“Sub”), MS Resort Purchaser LLC, a Delaware limited liability company and wholly-owned subsidiary of Parent (“Missouri”), Ashford Sapphire Acquisition LLC, a Delaware limited liability company (“Arizona”), and CNL Hotels & Resorts, Inc., a Maryland corporation (the “Company”). Parent, Sub, Missouri and Arizona are hereinafter collectively referred to as the “Buyer Parties”.
W I T N E S S E T H:
          WHEREAS, the Buyer Parties and the Company entered into that certain Agreement and Plan of Merger, dated as of January 18, 2007, by and among the Buyer Parties and the Company (the “Merger Agreement”); and
          WHEREAS, the Buyer Parties and the Company desire to amend the Merger Agreement as provided in this Amendment.
          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
1.	Amendment to Section 1.1 of the Merger Agreement. The definition of the “Company Letter” set forth in Section 1.1 of the Merger Agreement is hereby amended and restated in its entirety to read as follows:
““Company Letter” means the letter from the Company to the Buyer Parties dated as of January 18, 2007 as amended by that certain amendment to the Company Letter, dated as of February 21, 2007, which letter, as amended, relates to this Agreement and is designated therein as the Company Letter.”
The Buyer Parties and the Company hereby agree that the amendment to the Company Letter, dated as of February 21, 2007, shall be in the form attached hereto as Exhibit A.
2.	Amendment to Section 3.2(b) of the Merger Agreement. The second sentence of Section 3.2(b) is hereby amended and restated in its entirety as follows:
“Upon surrender of a Certificate (or affidavits of loss in lieu thereof) for cancellation to the Paying Agent, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Paying Agent or, in the case of Uncertificated Shares, at or promptly following the receipt by the Paying Agent of a duly executed letter of transmittal and such other documents as may be required by the Paying Agent or at such earlier time as the Company (or, if after the Effective Time, the Surviving Entity) and Parent shall instruct the Paying Agent, the holder of such Certificate or Uncertificated Shares shall be entitled to receive in exchange therefor the amount of cash (after giving effect to any required Tax withholdings as provided in Section 3.2(g)) equal to (x) the number of Shares held by such stockholder multiplied by (y) the Per Share Merger Consideration, and any Certificates surrendered shall forthwith be cancelled.”
3.	WARN Notices. The Company hereby agrees that, on or before February 23, 2007, the Company shall, at the request of Parent, cause notices in the forms attached hereto as Exhibit B, Exhibit C and Exhibit D, and any supplemental notices thereafter as required by WARN, to be provided to the respective parties set forth in Exhibit B and Exhibit C and to those employees of the Company that Parent shall identify to the Company in writing. The Company hereby agrees to provide notices in the form set forth as Exhibit E from time to time upon two (2) Business Days notice to those employees as Parent shall identify in writing. The Company and the Buyer Parties acknowledge that any Change resulting from the Company’s compliance with this Section 3 shall be excluded from any determination as to whether a Material Adverse Effect on the Company has occurred.

4.	Consent. Parent hereby consents to the amendment by the Company of each of (a) the Employment Agreement and (b) the Deferred Share Award Grant Notice for each of Thomas J. Hutchison, III, John A. Griswold and C. Brian Strickland in the forms attached hereto as Exhibit F, Exhibit G, Exhibit H, Exhibit I, Exhibit J and Exhibit K respectively.

5.	Employee Bonus Program. The Company and Buyer Parties agree to implement a bonus program for employees of the Company substantially on the terms and in the amounts set forth on Exhibit L hereto.

6.	Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

7.	References to the Merger Agreement. After giving effect to this Amendment, each reference in the Merger Agreement to “this Agreement”, “hereof”, “hereunder” or words of like import referring to the Merger Agreement shall refer to the Merger Agreement as amended by this Amendment and all references in the Company Letter to “the Agreement” and “the Merger Agreement” shall refer to the Merger Agreement as amended by this Amendment.

8.	Construction. Except as expressly provided in this Amendment, all references in the Merger Agreement and the Company Letter to “the date hereof” and “the date of this Agreement” shall refer to January 18, 2007.

9.	Other Miscellaneous Terms. The provisions of Article XI (General Provisions) of the Merger Agreement shall apply mutatis mutandis to this Amendment, and to the Merger Agreement as modified by this Amendment, taken together as a single agreement, reflecting the terms therein as modified hereby.

10.	No Further Amendment. Except as expressly amended hereby, the Merger Agreement, shall remain in full force and effect.

2

     IN WITNESS WHEREOF, Parent, Sub, Missouri, Arizona and the Company have caused this Amendment to be signed by their respective officers thereunto duly authorized all as of the date first written above.

MS RESORT HOLDINGS LLC
By:	/s/ Michael Quinn
	Name:	Michael Quinn
	Title:	Vice President

MS RESORT ACQUISITION LLC

By: MS Resort Holdings LLC, its Managing Member

By:	/s/ Michael Quinn
	Name:	Michael Quinn
	Title:	Vice President

MS RESORT PURCHASER LLC

By: MS Resort Holdings LLC, its Managing Member

By:	/s/ Michael Quinn
	Name:	Michael Quinn
	Title:	Vice President

ASHFORD SAPPHIRE ACQUISITION LLC
By:	/s/ David A. Brooks
	Name:	David A. Brooks
	Title:	Vice President

CNL HOTELS & RESORTS, INC.
/s/ Greerson G. McMullen
Name:	Greerson G. McMullen
Title:	Executive Vice President

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EXHIBIT A
AMENDMENT TO COMPANY LETTER

A-1

EXHIBIT B
WARN NOTICE TO MAYOR OF ORLANDO
February __, 2007
VIA OVERNIGHT DELIVERY
Mayor Buddy Dyer
Post Office Box 4990
Orlando, Florida 32802-4990
     Re: CNL Hotels & Resorts, Inc.
Dear Mayor Dyer:
     As you may know, MS Resort Holdings LLC (the “Company”) is currently in the process of purchasing CNL Hotels & Resorts, Inc. (“CNL”), located at CNL Center II, 420 South Orange Avenue, Suite 700, Orlando, Florida 32801-3313. It is anticipated that the sale transaction will be consummated on or about [insert date that is 2 days after the date set for the Company stockholder vote].
     Pursuant to the Worker Adjustment and Retraining Notification Act (“WARN”), 29 U.S.C. § 2101, we are notifying you that, as a result of this transaction, certain employees of CNL will be laid off permanently. The Company expects to announce the initial phase of these terminations to begin on [insert date that is sixty days from delivery of letter] or, if later, the date on which the sale transaction is consummated. Subsequent phases of these terminations will likely continue in approximately 30-day increments and will be completed on or about [May 1, 2008][the first anniversary of the date on which the sale transaction is consummated]. Bumping rights do not exist for the affected employees.
     Please see the attached list of job titles of employees who will be affected by the sale transaction of CNL and the number of affected employees in each job classification.
     The information provided in this notice is based upon the best information available to CNL at this time. If you have any questions, please do not hesitate to contact me at                      or by email at                     .
Sincerely,

B-1

CNL HOTELS & RESORTS, INC.
By:
Name:
Title:

B-2

EXHIBIT C
WARN NOTICE TO REACT PROGRAM
February __, 2007
VIA OVERNIGHT DELIVERY
Gene Rhodes
Administrator REACT Program
MSC 229
107 E. Madison Street
Tallahassee, Florida 32399-4137
     Re: CNL Hotels & Resorts, Inc.
Dear Mr. Rhodes:
     As you may know, MS Resort Holdings LLC (the “Company”) is currently in the process of purchasing CNL Hotels & Resorts, Inc. (“CNL”), located at CNL Center II, 420 South Orange Avenue, Suite 700, Orlando, Florida 32801-3313. It is anticipated that the sale transaction will be consummated on or about [insert date that is 2 days after the date set for the Company stockholder vote]
     Pursuant to the Worker Adjustment and Retraining Notification Act (“WARN”), 29 U.S.C. § 2101, we are notifying you that, as a result of this transaction, certain employees of CNL will be laid off permanently. The Company expects to announce the initial phase of these terminations to begin on [insert date that is sixty days from delivery of letter] or, if later, the date on which the sale transaction is consummated. Subsequent phases of these terminations will likely continue in approximately 30-day increments and will be completed on or about [May 1, 2008][the first anniversary of the date on which the sale transaction is consummated]. Bumping rights do not exist for the affected employees.
     Please see the attached list of job titles of employees who will be affected by the sale transaction of CNL and the number of affected employees in each job classification.
     The information provided in this notice is based upon the best information available to CNL at this time. If you have any questions, please do not hesitate to contact me at                      or by email at                     .
Sincerely,

C-1

CNL HOTELS & RESORTS, INC.
By:
Name:
Title:

C-2

EXHIBIT D
FORM OF NOTICE FOR INITIAL SEPARATION DATE
NOTICE OF MASS LAYOFF TO AFFECTED EMPLOYEES PURSUANT TO WORKER ADJUSTMENT AND RETRAINING NOTIFICATION (WARN) ACT
For Delivery Via Certified Mail, Return Receipt Requested

To:

Date:

     As you may be aware, MS Resort Holdings LLC (the “Company”) is currently in the process of purchasing CNL Hotels & Resorts, Inc. (“CNL”), located at CNL Center II, 420 South Orange Avenue, Suite 700, Orlando, Florida 32801-3313. It is anticipated that the sale transaction will be consummated on or about [insert date that is 2 days after the date set for the Company stockholder vote]
     As a result of this sale transaction, it is inevitable that certain employees of CNL will be laid off permanently. Bumping rights do not exist for the affected employees. The Company expects to announce the initial phase of these terminations to begin on [insert date that is sixty days from delivery of letter] or, if later, the date on which the sale transaction is consummated.
     Your anticipated separation date shall be on or about [insert date that is sixty days from delivery of letter] or, if later, the date on which the sale transaction is consummated.
     This notice is provided to you pursuant to the Worker Adjustment and Retraining Notification Act (“WARN”), 29 U.S.C. § 2101, and is based upon the best information available to CNL at the time.
     If you have any questions, please contact me at                      or via email at                     .
CNL HOTELS & RESORTS, INC.

By:

Name:
Title:

D-1

EXHIBIT E
FORM OF NOTICE FOR FUTURE SEPARATION DATE
NOTICE OF MASS LAYOFF TO AFFECTED EMPLOYEES PURSUANT TO WORKER ADJUSTMENT AND RETRAINING NOTIFICATION (WARN) ACT
For Delivery Via Certified Mail, Return Receipt Requested

To:

Date:

     As you may be aware, MS Resort Holdings LLC (the “Company”) is currently in the process of purchasing CNL Hotels & Resorts, Inc. (“CNL”), located at CNL Center II, 420 South Orange Avenue, Suite 700, Orlando, Florida 32801-3313. It is anticipated that the sale transaction will be consummated on or about [insert date that is 2 days after the date set for the Company stockholder vote].
     As a result of this sale transaction, it is inevitable that certain employees of CNL will be laid off permanently. Bumping rights do not exist for the affected employees. The Company expects to announce the initial phase of these terminations to begin on [insert date that is sixty days from delivery of letter] or, if later, the date on which the sale transaction is consummated.
     Your anticipated separation date shall be [___] days following the later of [insert date that is sixty days from delivery of letter] and the consummation of the sale transaction.
     This notice is provided to you pursuant to the Worker Adjustment and Retraining Notification Act (“WARN”), 29 U.S.C. § 2101, and is based upon the best information available to CNL at the time.
     If you have any questions, please contact me at                      or via email at                     .
CNL HOTELS & RESORTS, INC.

By:

Name:
Title:

E-1

EXHIBIT F
AMENDMENT TO EMPLOYMENT AGREEMENT — THOMAS J. HUTCHISON, III

F-1

EXHIBIT G
AMENDMENT TO DEFERRED SHARE AWARD
GRANT NOTICE — THOMAS J. HUTCHISON, III

G-1

EXHIBIT H
AMENDMENT TO EMPLOYMENT AGREEMENT — JOHN A. GRISWOLD

H-1

EXHIBIT I
AMENDMENT TO DEFERRED SHARE AWARD
GRANT NOTICE — JOHN A. GRISWOLD

I-1

EXHIBIT J
AMENDMENT TO EMPLOYMENT AGREEMENT — C. BRIAN STRICKLAND

J-1

EXHIBIT K
AMENDMENT TO DEFERRED SHARE AWARD
GRANT NOTICE — C. BRIAN STRICKLAND

K-1

EXHIBIT L
BONUS PROGRAM
     The Bonus Program will be implemented substantially on the terms set forth in the attached form of Fact Sheet. The aggregate amount paid to all employees for the “Goodwill Bonus” as described on the Fact Sheet shall not exceed $7,196,875.

L-1